Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 08, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	US CONCRETE INC
Entity Central Index Key	0001073429
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float			$ 66,924,226
Entity Common Stock, Shares Outstanding		12,890,450
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 4,229	$ 5,290
Trade accounts receivable, net	82,195	74,534
Inventories	33,156	29,396
Deferred income taxes	4,573	4,042
Prepaid expenses	3,785	3,803
Other current assets	5,962	6,366
Total current assets	133,900	123,431
Property, plant and equipment, net	126,225	140,274
Goodwill	1,481	1,481
Other assets	8,048	9,529
Assets held for sale	0	813
Total assets	269,654	275,528
Current liabilities:
Current maturities of long-term debt	615	1,164
Accounts payable	46,749	37,056
Accrued liabilities	31,233	31,253
Derivative liabilities	2,305	15,727
Total current liabilities	80,902	85,200
Long-term debt, net of current maturities	60,471	52,017
Other long-term obligations and deferred credits	6,547	7,429
Deferred income taxes	5,654	4,749
Total liabilities	153,574	149,395
Commitments and contingencies (Note 18)
Equity:
Preferred stock, $0.001 par value per share (10,000 shares authorized; none issued)	0	0
Common stock, $0.001 par value per share (100,000 shares authorized; 12,867 and 11,928 shares issued and outstanding as of December 31, 2011 and 2010)	13	12
Additional paid-in capital	133,939	131,875
Accumulated deficit	(17,457)	(5,754)
Cost of treasury stock, 60 common shares as of December 31, 2011	(415)	0
Total equity	116,080	126,133
Total liabilities and equity	$ 269,654	$ 275,528

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Equity:
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001
Preferred stock, authorized (in shares)	10,000	10,000
Preferred stock, issued (in shares)	0	0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, authorized (in shares)	100,000	100,000
Common stock, issued (in shares)	12,867	11,928
Common stock, outstanding (in shares)	12,867	11,928
Treasury stock, at cost (in shares)	60	0

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	4 Months Ended	12 Months Ended	8 Months Ended	12 Months Ended
	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor	Aug. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor
Revenue	$ 141,365	$ 452,520	$ 278,606	$ 449,154
Cost of goods sold before depreciation, depletion and amortization	120,842	399,542	241,999	381,406
Goodwill and other asset impairments	0	0	0	47,595
Selling, general and administrative expenses	17,771	50,440	35,778	54,328
(Gain) loss on sale of assets	6	(1,221)	78	2,384
Depreciation, depletion and amortization	6,564	18,789	15,514	24,277
Loss from operations	(3,818)	(15,030)	(14,763)	(60,836)
Interest expense, net	(3,385)	(11,057)	(17,369)	(25,941)
Gain on purchases of senior subordinated notes	0	0	0	7,406
Derivative income	996	13,422	0	0
Other income, net	134	1,109	512	1,271
Loss from continuing operations before reorganization items and income taxes	(6,073)	(11,556)	(31,620)	(78,100)
Reorganization items (Note 14)	0	0	66,776	0
Income (loss) from continuing operations before income taxes	(6,073)	(11,556)	35,156	(78,100)
Income tax provision (benefit)	(964)	(780)	1,561	(311)
Net income (loss) from continuing operations	(5,109)	(10,776)	33,595	(77,789)
Loss from discontinued operations, net of taxes and loss attributable to non-controlling interest	(645)	(927)	(20,750)	(10,449)
Net income (loss) attributable to stockholders	$ (5,754)	$ (11,703)	$ 12,845	$ (88,238)
Income (loss) per share attributable to stockholders:
Net income (loss) from continuing operations	$ (0.43)	$ (0.89)	$ 0.92	$ (2.15)
Loss from discontinued operations, net of income tax	$ (0.05)	$ (0.08)	$ (0.57)	$ (0.29)
Net income (loss)	$ (0.48)	$ (0.97)	$ 0.35	$ (2.44)
Weighted average shares outstanding:
Basic and diluted	11,928	12,029	36,699	36,169

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Thousands, unless otherwise specified	Total	Predecessor USD ($)	Predecessor Common Stock USD ($)	Predecessor Additional Paid-In Capital USD ($)	Predecessor Accumulated Deficit USD ($)	Predecessor Treasury Stock USD ($)	Predecessor Non- Controlling Interest USD ($)	Successor USD ($)	Successor Common Stock USD ($)	Successor Additional Paid-In Capital USD ($)	Successor Accumulated Deficit USD ($)	Successor Treasury Stock USD ($)	Successor Non- Controlling Interest USD ($)
BALANCE at Dec. 31, 2008		$ 80,363	$ 37	$ 265,453	$ (192,564)	$ (3,130)	$ 10,567
BALANCE (in shares) at Dec. 31, 2008			36,793
Increase (Decrease) in Stockholders Equity [Roll Forward]
Employee purchase of ESPP shares		472	0	472	0	0	0
Employee purchase of ESPP shares (in shares)			408
Stock-based compensation plan		2,382	1	2,381	0	0	0
Stock-based compensation plan (in shares)			497
Cancellation of shares		0	0	0	0	0	0
Cancellation of shares (in shares)			(47)
Purchase of treasury shares		(154)	0	0	0	(154)	0
Purchase of treasury shares (in shares)			(93)
Capital contribution to Superior Materials Holdings, LLC		1,609	0	0	0	0	1,609
Net loss		(94,863)	0	0	(88,238)	0	(6,625)
BALANCE at Dec. 31, 2009		(10,191)	38	268,306	(280,802)	(3,284)	5,551
BALANCE (in shares) at Dec. 31, 2009			37,558
Increase (Decrease) in Stockholders Equity [Roll Forward]
Stock-based compensation plan		1,073	0	1,073	0	0	0
Cancellation of shares		0	0	0	0	0	0
Cancellation of shares (in shares)			(70)
Purchase of treasury shares		(70)	0	0	0	(70)	0
Purchase of treasury shares (in shares)			(123)
Capital contribution to Superior Materials Holdings, LLC		2,481	0	0	0	0	2,481
Net loss		(63,783)	0	0	(55,751)	0	(8,032)
Cancellation of predecessor common stock		0	(38)	(3,316)	0	3,354	0
Cancellation of predecessor common stock (in shares)			(37,365)
Plan of reorganization and fresh start valuation adjustments		70,490	0	1,895	68,595	0	0
Elimination of predecessor accumulated deficit		0	0	(267,958)	267,958	0	0
Postconfirmation, Stockholders' Equity		0	0	0	0	0	0
Postconfirmation, Common Stock, Shares, Outstanding (in shares)			0
Issuance of new common stock in connection with emergence from Chapter11		131,583	12	131,571	0	0	0
Issuance of new common stock in connection with emergence from Chapter11 (in shares)			11,928
BALANCE at Aug. 31, 2010		(70,490)	38	269,379	(336,553)	(3,354)	0	131,583	12	131,571	0	0	0
BALANCE (in shares) at Aug. 31, 2010			37,365						11,928
Increase (Decrease) in Stockholders Equity [Roll Forward]
Stock-based compensation plan								304	0	304	0	0	0
Net loss								(5,754)	0	0	(5,754)	0	0
BALANCE at Dec. 31, 2010								126,133	12	131,875	(5,754)	0	0
BALANCE (in shares) at Dec. 31, 2010	11,928								11,928
Increase (Decrease) in Stockholders Equity [Roll Forward]
Employee purchase of ESPP shares (in shares)									999
Stock-based compensation plan								2,065	1	2,064	0	0	0
Purchase of treasury shares								(415)	0	0	0	(415)	0
Purchase of treasury shares (in shares)									(60)
Net loss								(11,703)	0	0	(11,703)	0	0
BALANCE at Dec. 31, 2011								$ 116,080	$ 13	$ 133,939	$ (17,457)	$ (415)	$ 0
BALANCE (in shares) at Dec. 31, 2011	12,867								12,867

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	4 Months Ended	12 Months Ended	8 Months Ended	12 Months Ended
	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor	Aug. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (5,754)	$ (11,703)	$ 4,811	$ (94,863)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Goodwill and other asset impairments	0	0	18,200	54,745
Reorganization items	0	0	(57,686)	0
Depreciation, depletion and amortization	6,882	19,662	18,403	29,621
Debt issuance cost amortization	1,104	3,723	7,756	1,805
Gain on purchases of senior subordinated notes	0	0	0	(7,406)
(Gain) loss on sale of assets	(11)	(1,221)	78	2,267
Net gain on derivative	(996)	(13,422)	0	0
Deferred income taxes	(93)	374	(966)	851
Provision for doubtful accounts	567	1,970	1,200	3,282
Stock-based compensation	304	2,065	1,073	2,382
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable	10,869	(9,631)	(26,119)	22,136
Inventories	(678)	(3,460)	(2,310)	1,697
Prepaid expenses and other current assets	2,459	879	(3,158)	6,618
Other assets and liabilities, net	(1,002)	(152)	249	(1,708)
Accounts payable and accrued liabilities	(19,331)	9,372	12,423	(13,416)
Net cash provided by (used in) operating activities	(5,680)	(1,544)	(26,046)	8,011
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(1,790)	(6,361)	(4,475)	(13,939)
Payments for acquisitions	(676)	(250)	0	(5,214)
Proceeds from disposals of property, plant and equipment	31	2,682	252	10,135
Other investing activities	(640)	0	0	0
Net cash used in investing activities	(3,075)	(3,929)	(4,223)	(9,018)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Convertible Notes	0	0	55,000	0
Proceeds from Credit Agreement	47,214	150,239	2,063	0
Repayments on Credit Agreement	(39,214)	(143,442)	(2,063)	0
Proceeds from prepetition borrowings	0	0	51,172	190,293
Repayments of prepetition borrowings	0	0	(67,872)	(185,888)
Proceeds from debtor-in-possession facility	0	0	161,182	0
Repayments from debtor-in-possession facility	0	0	(161,182)	0
Net proceeds from (repayments on) other borrowings	(408)	0	1,251	0
Financing costs	0	(375)	(9,469)	0
Purchases of senior subordinated notes	0	0	0	(4,810)
Payments for seller financed debt and Michigan redemption	0	(1,595)	0	0
Proceeds from issuances of common stock	0	0	0	472
Purchase of treasury shares	0	(415)	(70)	(154)
Non-controlling interest capital contributions	0	0	2,481	0
Net cash provided by (used in) financing activities	7,592	4,412	32,493	(87)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,163)	(1,061)	2,224	(1,094)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	6,453	5,290	4,229	5,323
CASH AND CASH EQUIVALENTS AT END OF PERIOD	5,290	4,229	6,453	4,229
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	1,690	7,180	2,687	25,056
Cash (refund) paid for income taxes	$ (849)	$ 324	$ 252	$ (4,663)

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Our Company, a Delaware corporation, provides ready-mixed concrete, precast concrete products and concrete-related products and services to the construction industry in several major markets in the United States. U.S. Concrete, Inc. is a holding company and conducts its businesses through its consolidated subsidiaries. In these Notes to consolidated financial statements, we refer to U.S. Concrete, Inc. and its subsidiaries as “we,” “us” or “U.S. Concrete” unless we specifically state otherwise or the context indicates otherwise.

Basis of Presentation

The consolidated financial statements consist of the accounts of U.S. Concrete, Inc. and its wholly owned subsidiaries. All significant intercompany account balances and transactions have been eliminated. In August 2012, we executed and closed on a definitive asset purchase agreement to sell substantially all of the Company's California precast operations. In August 2010, we entered into a redemption agreement to redeem our 60% interest in our Michigan subsidiary, Superior Materials Holdings, LLC (“Superior”). This redemption was finalized and closed on September 30, 2010. These transactions are discussed in Note 3. The results of operations of Superior, net of the minority owner’s 40% interest, and of the California precast operations have been included in discontinued operations in our consolidated statements of operations for all periods presented. We reflect the minority owner’s 40% interest in income, net assets and cash flows of Superior as a non-controlling interest in our consolidated financial statements.

On July 29, 2010, the United States Bankruptcy Court entered an order confirming the Joint Plan of Reorganization (the “Plan”) of the Company and certain of our subsidiaries (the “Debtors”). On August 31, 2010, (the “Effective Date”), the Debtors consummated their reorganization under the Bankruptcy Code and the Plan became effective. We applied the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 852 “Reorganizations” to our financial statements while the Debtors operated under the provisions of Chapter 11 of the United States Bankruptcy Code. As of the Effective Date, we applied fresh-start accounting under the provisions of ASC 852. The adoption of fresh-start accounting resulted in the Company becoming a new entity for financial reporting purposes. Accordingly, our financial statements prior to August 31, 2010 are not comparable with our financial statements for periods on or after August 31, 2010. References to “Successor” refer to the Company on or after August 31, 2010, after giving effect to the provisions of the Plan and the application of fresh-start accounting. References to “Predecessor” refer to the Company prior to August 31, 2010.

Cash and Cash Equivalents

We record as cash equivalents all highly liquid investments having maturities of three months or less at the date of purchase. Cash held as collateral or escrowed for contingent liabilities is included in other current and noncurrent assets based on the expected release date of the underlying obligation.

Inventories

Inventories consist primarily of cement and other raw materials, precast concrete products and building materials that we hold for sale or use in the ordinary course of business. Inventories are stated at the lower of cost or fair market value using the average cost and first-in, first-out methods. We reduce the carrying value of our inventories for estimated excess and obsolete inventories equal to the difference between the cost of inventory and its estimated realizable value based upon assumptions about future product demand and market conditions. Once the new cost basis is established, the value is not increased with any changes in circumstances that would indicate an increase after the remeasurement. If actual product demand or market conditions are less favorable than those projected by management, inventory write-downs may be required that could result in a material change to our consolidated results of operations or financial position.

Prepaid Expenses

Prepaid expenses primarily include amounts we have paid for insurance, licenses, taxes, rent and maintenance contracts. We expense or amortize all prepaid amounts as used or over the period of benefit, as applicable

Property, Plant and Equipment, Net

We state property, plant and equipment at cost and use the straight-line method to compute depreciation of these assets other than mineral deposits over the following estimated useful lives: buildings and land improvements, from 10 to 40 years; machinery and equipment, from 10 to 30 years; mixers, trucks and other vehicles, from six to 12 years; and other, from three to 10 years. We capitalize leasehold improvements on properties held under operating leases and amortize those costs over the lesser of their estimated useful lives or the applicable lease term. We compute depletion of mineral deposits as such deposits are extracted utilizing the units-of-production method. We expense maintenance and repair costs when incurred and capitalize and depreciate expenditures for major renewals and betterments that extend the useful lives of our existing assets. When we retire or dispose of property, plant or equipment, we remove the related cost and accumulated depreciation from our accounts and reflect any resulting gain or loss in our statements of operations.

We evaluate the recoverability of our long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. Such evaluations for impairment are significantly impacted by estimates of future prices for our products, capital needs, economic trends in the applicable construction sector and other factors. If we consider such assets to be impaired, the impairment we recognize is measured by the amount by which the carrying amount of the assets exceeds their fair value. Assets to be disposed of by sale are reflected at the lower of their carrying amounts, or fair values, less cost to sell. See Note 5 for further discussion of asset impairments during 2009.

Goodwill

Goodwill represents the amount by which the total purchase price we have paid for acquisitions exceeds our estimated fair value of the net tangible assets acquired. We test goodwill for impairment on an annual basis, or more often if events or circumstances indicate that there may be impairment. We generally test for goodwill impairment in the fourth quarter of each year, because this period gives us the best visibility of the reporting units’ operating performances for the current year (seasonally, April through October are highest revenue and production months) and outlook for the upcoming year, since much of our customer base is finalizing operating and capital budgets. We test goodwill for impairment loss under a two-step approach, as defined by authoritative accounting guidance. The first step of the goodwill impairment test compares the fair value of the reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of the impairment loss. This is determined by comparison of the implied fair value of the reporting units’ goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting units’ goodwill exceeds the implied fair value of that goodwill, we recognize an impairment loss as expense. See Note 2 for further discussion of goodwill.

Debt Issue Costs

We amortize debt issue costs related to our Credit Agreement and Convertible Notes as interest expense over the scheduled maturity period of the debt. Unamortized debt issuance costs were $7.2 million and $8.7 million as of December 31, 2011 and 2010, respectively. We include unamortized debt issue costs in other assets.

Allowance for Doubtful Accounts

We provide an allowance for accounts receivable we believe may not be collected in full. A provision for bad debt expense recorded to selling, general and administrative expenses increases the allowance. Accounts receivable are written off when we determine the receivable will not be collected. Accounts receivable that we write off our books decrease the allowance. We determine the amount of bad debt expense we record each period and the resulting adequacy of the allowance at the end of each period by using a combination of historical loss experience, a customer-by-customer analysis of our accounts receivable balances each period and subjective assessments of our bad debt exposure.

Revenue and Expenses

We derive substantially all of our revenue from the production and delivery of ready-mixed concrete, precast concrete products, onsite products and related building materials. We recognize revenue when products are delivered. Amounts billed to customers for delivery costs are classified as a component of total revenues and the related delivery costs (excluding depreciation) are classified as a component of total cost of goods sold. Cost of goods sold consists primarily of product costs and operating expenses (excluding depreciation, depletion and amortization). Operating expenses consist primarily of wages, benefits, insurance and other expenses attributable to plant operations, repairs and maintenance, and delivery costs. Selling expenses consist primarily of sales commissions, salaries of sales managers, travel and entertainment expenses, and trade show expenses. General and administrative expenses consist primarily of executive and administrative compensation and benefits, office rent, utilities, communication and technology expenses, provision for doubtful accounts and professional fees.

Insurance Programs

We maintain third-party insurance coverage against certain risks. Under our insurance programs, we share the risk of loss with our insurance underwriters by maintaining high deductibles subject to aggregate annual loss limitations. In connection with these automobile, general liability and workers’ compensation insurance programs, we have entered into standby letters of credit agreements totaling $13.8 million at December 31, 2011. We fund our deductibles and record an expense for losses we expect under the programs. We determine expected losses using a combination of our historical loss experience and subjective assessments of our future loss exposure. The estimated losses are subject to uncertainty from various sources, including changes in claim reporting patterns, claim settlement patterns, judicial decisions, legislation and economic conditions. The amounts accrued for self-insured claims were $9.9 million as of December 31, 2011 and $10.6 million as of December 31, 2010. We include those accruals in accrued liabilities.

Income Taxes

We use the liability method of accounting for income taxes. Under this method, we record deferred income taxes based on temporary differences between the financial reporting and tax bases of assets and liabilities and use enacted tax rates and laws that we expect will be in effect when we recover those assets or settle those liabilities, as the case may be, to measure those taxes. We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. We have a valuation allowance of $38.8 million and $36.5 million as of December 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

Our financial instruments consist of cash and cash equivalents, trade receivables, trade payables, long-term debt and derivative liabilities. We consider the carrying values of cash and cash equivalents, trade receivables and trade payables to be representative of their respective fair values because of their short-term maturities or expected settlement dates. The carrying value of outstanding amounts under our Revolving Facility approximates fair value due to the floating interest rate, and the fair value of our Convertible Notes was approximately $53.8 million at December 31, 2011. The fair value of the embedded derivative in our Convertible Notes that was bifurcated and separately valued was $1.6 million at December 31, 2011 and the fair value of issued warrants was $0.7 at the same date. See Note 11 to our consolidated financial statements for further information regarding our derivative liabilities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions that we consider significant in the preparation of our financial statements include those related to our allowance for doubtful accounts, goodwill, accruals for self-insurance, income taxes, the valuation of inventory and the valuation and useful lives of property, plant and equipment.

Stripping Costs

We include post-production stripping costs in the cost of inventory produced during the period these costs are incurred. Post-production stripping costs represent stripping costs incurred after the first saleable minerals are extracted from the mine.

Loss Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period after giving effect to all potentially dilutive securities outstanding during the period.

 For the year ended December 31, 2011, our potentially dilutive shares include the shares underlying our Convertible Notes, restricted stock, restricted stock units and stock options. The Convertible Notes may be converted into 5.2 million shares of our common stock and as of December 31, 2011, there were restricted stock, restricted stock units and stock options that could result in the inclusion of 0.8 million shares of common stock in the diluted earnings per share calculation. For the years ended December 31, 2010 and 2009 our potentially dilutive shares included stock options and stock awards. These potentially dilutive shares were excluded from the computation of diluted earnings per share for the years ended December 31, 2011, 2010, and 2009 because their effect would have been anti-dilutive.

Comprehensive Income

Comprehensive income represents all changes in equity of an entity during the reporting period, except those resulting from investments by and distributions to stockholders. For each of the three years in the period ended December 31, 2011, no differences existed between our consolidated net income and our consolidated comprehensive income.
Stock-based Compensation

Stock based employee compensation cost is measured at the grant date based on the calculated fair value of the award. We recognize expense over the employee’s requisite service period, generally the vesting period of the award. The related excess tax benefit received upon exercise of stock options or vesting of restricted stock, if any, is reflected in the statement of cash flows as a financing activity rather than an operating activity.

Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued authoritative accounting guidance related to “Disclosures about an Employer's Participation in a Multiemployer Plan,” which amended existing authoritative accounting guidance related to “Compensation-Retirement Benefits-Multiemployer Plans.” The update requires additional disclosures regarding the significant multiemployer plans in which an employer participates, the level of an employer's participation including contributions made, and whether the contributions made represent more than five percent of the total contributions made to the plan by all contributing employers. The expanded disclosures also address the financial health of significant multiemployer plans including the funded status and existence of funding improvement plans, the existence of imposed surcharges on contributions to the plan, as well as the nature of employer commitments to the plan. The guidance was effective for annual periods for fiscal years ending after December 15, 2011. The amendments should be applied retrospectively for all prior periods presented. See Note 20 for this disclosure.

In September 2011, the FASB issued authoritative accounting guidance which relates to testing goodwill for impairment and amends current guidance to simplify how entities test goodwill for impairment. The guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in existing authoritative accounting guidance. Under this amendment, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. This pronouncement is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. We do not expect this guidance to have a material effect on our consolidated financial statements.

In June 2011, the FASB issued authoritative accounting guidance related to “Presentation of Comprehensive Income” which amended existing accounting guidance related to “Comprehensive Income.” The update gives companies the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The amendments in the update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The amendments should be applied retrospectively for all prior periods presented. Early adoption is permitted because compliance with the amendments is already permitted. We do not expect this guidance to have a material effect on our consolidated financial statements.

GOODWILL	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL

We record as goodwill the amount by which the total purchase price we pay in our acquisition transactions exceeds our estimated fair value of the identifiable net assets we acquire. We test goodwill for impairment on an annual basis, or more often if events or circumstances indicate that there may be impairment. We generally test for goodwill impairment in the fourth quarter of each year, because this period gives us the best visibility of the reporting units’ operating performances for the current year (seasonally, April through October are highest revenue and production months) and outlook for the upcoming year, since much of our customer base is finalizing operating and capital budgets. The impairment test we use consists of comparing our estimates of the current fair values of our reporting units with their carrying amounts. We currently have eight reporting units and only one reporting unit contains goodwill. Reporting units are organized based on our two product segments ((1) ready-mix concrete and concrete related products and (2) precast concrete products) and geographic regions. We did not have a goodwill balance after the implementation of fresh start accounting on August 31, 2010. We acquired three ready-mix concrete plants during October 2010 which resulted in the recording of approximately $1.5 million of goodwill. We tested this goodwill for impairment on October 1, 2011 and there was no impairment.

There was no impairment recorded as a result of the fourth quarter 2009 test. During the third quarter of 2009, we sold our ready-mixed concrete plants in Sacramento, California (see Note 3). These plants and operations were included in our northern California ready-mixed concrete reporting unit and $3.0 million of goodwill was allocated to these assets and included in the calculation of loss on sale. Concurrent with this sale, we performed an impairment test on the remaining goodwill for this reporting unit and on all other reporting units with remaining goodwill as a result of economic conditions. During the third quarter of 2009, we recorded an impairment charge of $45.8 million, of which $42.2 million was related to our northern California reporting unit and the remaining amount related to our Atlantic Region reporting unit.

As of December 31, 2011 and 2010, U.S. Concrete had no intangible assets with indefinite lives other than goodwill.

The change in goodwill from January 1, 2010 to December 31, 2011 is as follows (in thousands):

	Ready-Mixed Concrete and Concrete-Related Products	Precast Concrete Products	Total
Balance at January 1, 2010 (Predecessor):
Goodwill	$332,994	$45,095	$378,089
Accumulated impairment	(328,958)	(35,068)	(364,026)
	4,036	10,027	14,063
Fresh-start accounting adjustments	(4,036)	(10,027)	(14,063)
Balance at August 31, 2010 (Successor)	—	—	—
Acquisitions (see Note 3)	1,481	—	1,481
Balance at December 31, 2010 (Successor)	$1,481	$—	$1,481

Balance at December 31, 2010 (Successor):
Goodwill	$1,481	$—	$1,481
Accumulated impairment	—	—	—
Balance at December 31, 2011 (Successor)	$1,481	$—	$1,481

ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE
ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE

Superior Redemption

Certain of our subsidiaries (the “Joint Venture Partners”) and Edw. C. Levy Co. (“Levy”) were members of Superior and each held “Shares” of Superior, as defined in the Superior Operating Agreement, dated April 1, 2007 (the “Operating Agreement”). In August 2010, we entered into the Redemption Agreement (the “Redemption Agreement”) with the Joint Venture Partners, Superior and Levy, regarding the redemption of the Joint Venture Partners’ Shares by Superior (the “Redemption”). In September 2010, we entered into a Joinder Agreement to the Redemption Agreement with the Joint Venture Partners, Superior, Levy, VCNA Prairie, Inc. (the “New Joint Venture Partner”) and Votorantim Cement North America, Inc. (“VCNA”), whereby the New Joint Venture Partner and VCNA became parties to the Redemption Agreement. On September 30, 2010, the Company completed the disposition of its interest in Superior pursuant to the Redemption Agreement.

Pursuant to the Redemption Agreement, as consideration for the Redemption, Superior, Levy, the New Joint Venture Partner, and VCNA (the “Indemnifying Parties”) agreed to indemnify us and the Joint Venture Partners from, among other items: (i) facts or circumstances that occur on or after the closing of the Redemption (the “Closing”) and which relate to the post-closing ownership or operation of Superior; (ii) the Agreement Approving Asset Sale with Central States, Southeast Areas Pension Fund, dated March 30, 2007; (iii) the Company’s obligation to provide retiree medical coverage to current and former Levy subsidiary employees of Superior and its affiliates pursuant to the collective bargaining agreement between Superior and the Teamster’s Local Union No. 614; and (iv) Superior’s issuance of 500 Shares to the New Joint Venture Partner.

At the closing of the Redemption on September 30, 2010, the Company and the Joint Venture Partners collectively paid $640,000 in cash and issued a $1.5 million promissory note (the “Promissory Note”) to Superior as partial consideration for the indemnification and other consideration provided by the Indemnifying Parties pursuant to the Redemption Agreement.  We made payments of $750,000 in each of January 2011 and January 2012 to satisfy our obligation under this promissory note. The payment due in January 2012 is included in accrued liabilities on the condensed consolidated balance sheet. Additionally, we recognized a loss of approximately $11.8 million from the redeeming of our interest in Superior. We and the Joint Venture Partners also agreed, for a period of five (5) years after the Closing, not to compete with Superior in the State of Michigan, subject to certain exceptions.

The results of Superior have been included in discontinued operations for the periods presented in the condensed consolidated statements of operations. See Note 4 for more information.
Sale of California Precast Operations

On August 2, 2012, we executed a definitive asset purchase agreement to sell substantially all of the Company's California precast operations to Oldcastle Precast, Inc. (“Oldcastle”) for $21.3 million in cash, plus net working capital adjustments.  The assets purchased by Oldcastle included certain facilities, fixed assets, and working capital items.  The transaction was completed on August 20, 2012.  The results of operations for these units have been included in discontinued operations for the periods presented.
Other
In April 2011, we purchased the assets of a one-plant ready-mixed concrete operation in our west Texas market for $0.2 million in cash. In October 2010, we acquired three ready-mixed concrete plants and related assets in our west Texas market for approximately $3.0 million, plus the value of the inventory on hand at closing. We made cash payments of $0.4 million at closing and issued promissory notes for the remaining $2.6 million. We made cash payments on these notes of approximately $0.8 million during the year ended December 31, 2011.

During the second quarter of 2010, we made the decision to dispose of some of our transport equipment in northern California, and classified these assets as held for sale. These assets were recorded at the estimated fair value less costs to sell of approximately $0.8 million. In March 2011, we completed the sale of our transport equipment for approximately $0.9 million.

In September 2009, we sold our ready-mixed concrete plants in Sacramento, California for approximately $6.0 million, plus a payment for inventory on hand at closing. This sale resulted in a pre-tax loss of approximately $3.0 million after the allocation of approximately $3.0 million of goodwill related to these assets.

In May 2009, we acquired substantially all the assets of a concrete recycling business in Queens, New York. We used borrowings under our revolving credit facility to fund the cash purchase price of approximately $4.5 million.

The pro forma impacts of our 2010 and 2009 acquisitions have not been included due to the fact that they were immaterial to our financial statements individually and in the aggregate.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

As disclosed in Note 3, we closed on the redemption of our 60% interest in Superior in September 2010 and completed the sale of our California precast operations in August 2012. We have presented the results of operations for these transactions for all periods as discontinued operations.

The results of discontinued operations included in the accompanying consolidated statements of operations were as follows (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2011	Period from September 1 through December 31, 2010	Period from January 1 through August 31, 2010	Year Ended December 31, 2009
Revenue	$42,488	$17,514	$57,767	$85,331
Operating expenses	(43,417)	(18,011)	(62,105)	(95,249)
Gain (loss) on redemption and disposal of assets	—	17	(18,180)	117
Goodwill and other asset impairments	—	(120)	—	(7,150)
Reorganization items	—	—	(7,585)	—
Loss from discontinued operations, before income taxes and non-controlling interest	(929)	(600)	(30,103)	(16,951)
Income tax benefit (expense)	2	(45)	1,343	(123)
Loss from discontinued operations before non controlling interest	(927)	(645)	(28,760)	(17,074)
Non-controlling interest	—	—	8,010	6,625
Loss from discontinued operations	$(927)	$(645)	$(20,750)	$(10,449)

The Superior redemption was completed in September 2010. Accordingly, there were no assets and liabilities of Superior reflected on the consolidated balance sheets as of December 31, 2011 and 2010. In August 2010, we entered into the Redemption Agreement and, in accordance with authoritative accounting guidance, wrote the net assets of Superior down to the fair value less costs to sell. Below is a summary of the assets and liabilities from our California precast operations as of December 31, 2011 and 2010 (in thousands):

	December 31,
	2011	2010
Cash and cash equivalents	$317	$293
Trade accounts receivable, net	8,742	4,919
Inventories	6,870	7,050
Property, plant and equipment, net	7,203	7,880
Other assets	482	304
Total assets	$23,614	$20,446

Accounts payable	$3,412	$1,179
Accrued liabilities	1,819	1,621
Total liabilities	$5,231	$2,800

Trade accounts receivable was net of allowances of $0.1 million as of both December 31, 2011 and 2010.  Property, plant and equipment was net of depreciation of $1.1 million and $0.3 million as of December 31, 2011 and 2010, respectively.

ASSET IMPAIRMENTS	12 Months Ended
Dec. 31, 2011
Asset Impairment Charges [Abstract]
ASSET IMPAIRMENTS
ASSET IMPAIRMENTS

As described in Note 3, we redeemed our interest in Superior on September 30, 2010. However, we evaluated the recoverability of all our long-lived assets during the third quarter of 2009 given economic conditions. We measured recoverability by comparing the carrying amount of the assets to future undiscounted net cash flows expected to be generated by the assets. The Michigan market was significantly impacted by the global economic downturn and by events specific to its region, including the difficult operating conditions of the U.S. automotive industry, high unemployment rates and lack of public works spending. The decline in construction activity in each of our end-use markets negatively affected our outlook of future sales growth and cash flow. We identified an impairment related to the property, plant and equipment in our Michigan market and recorded a charge of $8.8 million, which represents the amount that the carrying value of these assets exceeded estimated fair value. This impairment included approximately $1.6 million on assets which were 100% owned by us and not Superior. The impairment related to Superior is included in discontinued operations.

STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

Management Equity Incentive Plan

We adopted a management equity incentive plan (the “Incentive Plan”) via approval of the Bankruptcy Court, effective as of August 31, 2010, under which 9.5% of the equity of the reorganized Company authorized pursuant to the Plan, on a fully-diluted basis, is reserved for issuance as equity-based awards to management and employees, and 0.5% of such equity, on a fully-diluted basis, is reserved for issuance to directors of the reorganized Company. The Incentive Plan enables us to grant stock options, stock appreciation rights, stock awards, cash awards and performance awards.

We reserved 2.2 million shares of common stock for use in connection with the Incentive Plan and as of December 31, 2011, there were 0.8 million shares remaining for future issuance.  By no later than the fifth anniversary of the Effective Date, all shares of common stock reserved for issuance under the Incentive Plan are required to be subject to an outstanding award or to have been delivered pursuant to the settlement of an award.  Within thirty days following the Effective Date, thirty-five percent of the shares of common stock available for delivery pursuant to awards were required to be allocated to employee awards.  No more than five percent of the shares of Common Stock available for delivery pursuant to awards were to be allocated to director awards.  Each participant who receives an award in the form of restricted stock units will also concurrently receive an award for an equal amount of incentive restricted stock units (which represent the right to receive 0.35020 of a share of common stock upon satisfaction of certain criteria).

Predecessor Incentive Plans

Our 2001 Employee Incentive Plan and 2008 Incentive Plan were cancelled as part of our Plan on August 31, 2010. These predecessor plans enabled us to grant nonqualified and incentive options, restricted stock, stock appreciation rights and other long-term incentive awards to our employees and nonemployee directors (except that none of our officers or directors were eligible to participate in our 2001 Plan), and in the case of the 2001 Employee Incentive Plan, also to nonemployee consultants and other independent contractors who provided services to us. Option grants under these plans generally vested either over a four-year period or, in the case of option grants to non-employee directors, six months from the grant.

Stock-Based Compensation

Under authoritative accounting guidance, share-based compensation cost is measured at the grant date based on the calculated fair value of the award. The expense is recognized over the employee’s requisite service period, generally the vesting period of the award. We have elected to use the long-form method of determining our pool of windfall tax benefits as prescribed under authoritative accounting guidance.

For the year ended December 31, 2011, we recognized stock-based compensation expense related to restricted stock, restricted stock units and stock options of approximately $2.1 million. For the four month period ended December 31, 2010, we recognized stock-based compensation expense related to restricted stock units and stock options of approximately $0.3 million. For the eight month period ended August 31, 2010, we recognized stock-based compensation expense related to restricted stock and stock options of approximately $1.1 million. Stock-based compensation expense is reflected in selling, general and administrative expenses in our consolidated statements of operations.

As of December 31, 2011 and 2010, there was approximately $5.0 million and $3.3 million, respectively, of unrecognized compensation cost related to restricted stock awards and stock options which we expect to recognize over a weighted average period of approximately three years.

Restricted Stock Units

Since August 31, 2010, we issued restricted stock units under our incentive compensation plan that generally vest over three years on a quarterly basis. The restricted stock units are subject to restrictions on transfer and certain conditions to vesting. During the restriction period, the holders of restricted stock units are not entitled to vote and receive dividends on those restricted units as the restricted stock units do not represent outstanding shares of our common stock.

Restricted stock unit activity from the Effective Date though December 31, 2011 was as follows (shares in thousands):

	Number of Units	Weighted-Average Grant Date Fair Value
Unvested restricted stock units outstanding at August 31, 2010	—	$—
Granted	412	8.00
Vested	—	—
Canceled	(6)	8.00
Unvested restricted stock units outstanding at December 31, 2010	406	$8.00
Granted	6	9.11
Vested	(164)	8.01
Canceled	(82)	8.00
Unvested restricted stock units outstanding at December 31, 2011	166	$8.03

There was an equivalent number of incentive restricted stock units issued during the four month period ended December 31, 2010 which represent the right to receive 0.35020 of a share of common stock upon satisfaction of certain criteria. The fair value of our restricted stock units was determined based upon the stock price of our common stock on the date of grant. Compensation expense associated with awards of restricted stock units was $1.4 million and $0.3 million for the year ended December 31, 2011 and the four months ended December 31, 2010, respectively.

Restricted Stock

During the year ended December 31, 2011, we issued restricted stock under our incentive compensation plan. The restricted stock is subject to restrictions on transfer and certain conditions to vesting. The restricted stock either vest over four years or vest upon our stock price reaching certain thresholds. During the restriction period, the holders of restricted stock are entitled to vote and receive dividends. The restricted stock represent outstanding shares of our common stock.

Restricted stock activity for the year ended December 31, 2011 was as follows (shares in thousands):

	Number of Shares	Weighted-Average Grant Date Fair Value
Unvested restricted stock outstanding at December 31, 2010	—	$—
Granted	836	4.87
Vested	(86)	6.00
Canceled	—	—
Unvested restricted stock outstanding at December 31, 2011	750	$4.74

The fair value of restricted stock subject only to vesting restrictions was determined based upon the stock price of our common stock on the date of grant. The fair value of restricted stock subject to our common stock reaching certain thresholds was determined utilizing a Monte Carlo financial valuation model which is appropriate for path-dependent options. Compensation expense determined utilizing the Monte Carlo simulation will be recognized regardless of whether the common stock reaches the defined thresholds. Compensation expense associated with awards of restricted stock under our incentive compensation plans was $0.6 million for the year ended December 31, 2011.

Predecessor Restricted Stock

We issued restricted stock awards under our predecessor incentive compensation plans prior to the Effective Date. These awards vested over specified periods of time, generally four years. The shares of restricted common stock were subject to restrictions on transfer and certain conditions to vesting. During the restriction period, the holders of restricted shares were entitled to vote and receive dividends, if any, on those shares.

Compensation expense associated with awards of restricted stock under our predecessor incentive compensation plans was $1.0 million for the eight month period ended August 31, 2010 and $2.1 million in 2009.

Stock Options

Proceeds from the exercise of stock options are credited to common stock at par value, and the excess is credited to additional paid-in capital. We estimated the fair value of each of our stock option awards on the date of grant using a Black-Scholes option pricing model. We determined the expected volatility using the historical and implied volatilities of a peer group of companies given the limited trading history of our successor common stock. For each option awarded, the risk-free interest rate was based on the U.S. Treasury yield in effect at the time of grant for periods corresponding with the expected life of the option. The expected life of an option represents the weighted average period of time that an option grant is expected to be outstanding, giving consideration to its vesting schedule and historical exercise patterns. The significant weighted-average assumptions relating to the valuation of our stock options were as follows:

Four Month Period Ended December 31, 2010
Dividend yield	0.0%
Volatility rate	40%
Risk-free interest rate	2.01%
Expected option life (years)	4-7

The stock option grants in 2011 were not material. We granted approximately 245,000 stock options during the four month period ended December 31, 2010. Compensation expense related to stock options was approximately $0.1 million during the year ended December 31, 2011 and approximately $30,000 during the four month period ended December 31, 2010. Stock option activity information for the year ended December 31, 2011 was as follows (shares in thousands):

	Number of Shares Underlying Options	Weighted-Average Exercise Price
Options outstanding at December 31, 2010	240	$17.23
Granted	5	17.23
Exercised	—	—
Canceled	(67)	17.23
Options outstanding at December 31, 2011	178	$17.23
Options exercisable at December 31, 2011	88	$17.23

The aggregate intrinsic value of outstanding options and exercisable options at December 31, 2011 was zero. The weighted average remaining contractual term for outstanding options at December 31, 2011 was approximately nine years. The total fair value of options vested was $0.1 million in 2011. There were no options that vested during the four-month period ended December 31, 2010.

Stock option information related to the nonvested options for the year ended December 31, 2011 was as follows (shares in thousands):

	Number of Shares Underlying Options	Weighted-Average Grant Date Fair Value
Nonvested options outstanding at December 31, 2010	240	$1.46
Granted	5	2.01
Vested	(88)	1.46
Canceled	(67)	1.46
Nonvested options outstanding at December 31, 2011	90	$1.48

Predecessor Stock Options

We estimated the fair value of each of our stock option awards granted under predecessor plans on the date of grant using a Black-Scholes option pricing model. We determined the expected volatility using our common stock’s historic volatility. For each option awarded, the risk-free interest rate was based on the U.S. Treasury yield in effect at the time of grant for periods corresponding with the expected life of the option. The expected life of an option represents the weighted average period of time that an option grant was expected to be outstanding, giving consideration to its vesting schedule and historical exercise patterns.

There were no grants of stock options for the eight month period ended August 31, 2010. We granted 464,000 stock options for the year ended December 31, 2009. Compensation expense related to stock options was approximately $0.1 million for the eight month period ended August 31, 2010 and $0.2 million in 2009.

INVENTORIES	12 Months Ended
Dec. 31, 2011
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES

Inventory available for sale at December 31 consists of the following (in thousands):

	December 31, 2011	December 31, 2010
Raw materials	$22,936	$20,159
Precast products	6,772	6,518
Building materials for resale	1,992	1,897
Other	1,456	822
	$33,156	$29,396

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

A summary of property, plant and equipment is as follows (in thousands):

	December 31, 2011	December 31, 2010
Land and mineral deposits	$43,108	$43,516
Buildings and improvements	14,069	13,295
Machinery and equipment	62,100	57,124
Mixers, trucks and other vehicles	31,138	29,467
Other, including construction in progress	879	3,756
	151,294	147,158
Less: accumulated depreciation and depletion	(25,069)	(6,884)
	$126,225	$140,274

As of December 31, the carrying amounts of mineral deposits were $12.9 million in 2011 and $13.6 million in 2010.

DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS	12 Months Ended
Dec. 31, 2011
DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS [Abstract]
DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS
DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

Activity in our allowance for doubtful accounts receivable consists of the following (in thousands):

	Successor		Predecessor
	December 31, 2011	December 31, 2010	December 31, 2009
Balance, beginning of period	$567	$—	$3,088
Provision for doubtful accounts	1,970	567	3,282
Uncollectible receivables written off, net of recoveries	—	—	(1,106)
Balance, end of period	$2,537	$567	$5,264

The allowance for doubtful accounts receivable was $4.6 million prior to the adoption of fresh start accounting on August 31, 2010. After the adoption of fresh start accounting, the allowance for doubtful accounts receivable was zero as our accounts receivable balances were recorded at fair value.

Accrued liabilities consist of the following (in thousands):

	December 31, 2011	December 31, 2010
Accrued compensation and benefits	$4,496	$3,695
Accrued interest	664	588
Accrued insurance	10,649	11,424
Accrued property, sales and other taxes	4,251	4,191
Accrued rent	1,933	1,763
Accrued materials	4,907	3,809
Other	4,333	5,783
	$31,233	$31,253

DEBT	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
DEBT
DEBT

A summary of our debt and capital leases is as follows (in thousands):

	December 31, 2011	December 31, 2010
Senior secured credit facility due 2014	$15,116	$8,000
Convertible secured notes due 2015	43,844	41,954
Notes payable and other financing	1,687	2,647
Capital leases	439	580
	61,086	53,181
Less: current maturities	615	1,164
Total long-term debt	$60,471	$52,017

The carrying value of outstanding amounts under our Revolving Facility approximates fair value due to the floating interest rate, and the fair value of our Convertible Notes was approximately $53.8 million, including the embedded derivative of $1.6 million, at December 31, 2011. The carrying value at December 31, 2010 was $63.0 million, including the embedded derivative of $12.5 million. The weighted average interest rate for the Credit Agreement was 4.11% as of December 31, 2011. The weighted average interest rate for the Convertible Notes was 17.16% as of December 31, 2011.

The principal amounts due under our debt and capital leases as of December 31, 2011, for the next five years is as follows (in thousands):

Year ending December 31:
2012	$615
2013	580
2014	15,699
2015	55,349
Later years	—
$72,243

Senior Secured Credit Facility due 2014

 On August 31, 2010, we and certain of our subsidiaries entered into the Senior Secured Credit Facility due 2014 (the “Credit Agreement”), which provides for a $75.0 million asset-based revolving credit facility (the “Revolving Facility”). On November 3, 2011, we entered into the First Amendment to the Credit Agreement. The Credit Agreement matures in August 2014. As of December 31, 2011, we had outstanding borrowings of $15.1 million and $18.7 million of undrawn standby letters of credit under the Revolving Facility. See below for a discussion of the consolidated secured debt ratio included in the Indenture governing our Convertible Notes that could restrict borrowing under the Credit Agreement beginning April 2012.

Under the First Amendment to the Credit Agreement, there is an availability block of $10.0 million. Additionally, beginning on April 1, 2012, at any time that Availability (as defined in the Credit Agreement) is less than $15.0 million, we must maintain a fixed charge coverage ratio of at least 1.0 to 1.0 for the trailing twelve month period until Availability is greater than or equal to $15.0 million for a period of 30 consecutive days. For the trailing twelve month period ending December 31, 2011, our fixed charge coverage ratio was 0.44 to 1. Availability under the Revolving Facility was approximately $31.2 million, after reduction of the $10.0 million block at December 31, 2011. If the Credit Agreement is not adequate to fund our operations, we would need to obtain an amendment to the Credit Agreement, seek other debt financing to provide additional liquidity, or sell assets.

Up to $30.0 million of the Revolving Facility is available for the issuance of letters of credit, and any such issuance of letters of credit will reduce the amount available for loans under the Revolving Facility.  Advances under the Revolving Facility are limited by a borrowing base of (a) 85% of the face amount of eligible accounts receivable plus (b) the lesser of (i) 85% of the net orderly liquidation value (as determined by the most recent appraisal) of eligible inventory and (ii) the sum of (A) 50% of the eligible inventory (other than eligible aggregates inventory) and (B) 65% of the eligible aggregates inventory plus (c) the lesser of (i) $15.0 million and (ii) the sum of (A) 85% of the net orderly liquidation value (as determined by the most recent appraisal) of eligible trucks plus (B) 80% of the cost of newly acquired eligible trucks since the date of the latest appraisal of eligible trucks minus (C) the depreciation amount applicable to eligible trucks since the date of the latest appraisal of eligible trucks minus (d) such reserves as the Administrative Agent may establish from time to time in its permitted discretion.  The Administrative Agent may, in its permitted discretion, reduce the advance rates set forth above, adjust reserves or reduce one or more of the other elements used in computing the borrowing base.

 Under the Credit Agreement, our capital expenditures may not exceed 7.0% of our consolidated annual revenue for the trailing twelve-month period ending on the last day of each fiscal quarter thereafter. Our capital expenditures were $6.4 million for the trailing twelve-month period ended December 31, 2011, which was below the $34.7 million representing 7% of our consolidated annual revenue for the same period. The Revolving Facility requires us to comply with certain other customary affirmative and negative covenants, and contains customary events of default.

At our option, loans may be maintained from time to time at an interest rate equal to the Eurodollar-based rate (“LIBOR”) or the applicable domestic rate (“CB Floating Rate”).  The CB Floating Rate is the greater of (x) the interest rate per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate and (y) the interest rate per annum equal to the sum of 1.0% per annum plus the adjusted LIBOR rate for a one-month interest period, in each case plus the applicable margin. The applicable margin on loans is 2.75% in the case of loans bearing interest at the CB Floating Rate and 3.75% in the case of loans bearing interest at the LIBOR rate. Issued and outstanding letters of credit are subject to a fee equal to the applicable margin then in effect for LIBOR loans, a fronting fee equal to 0.20% per annum on the stated amount of such letter of credit, and customary charges associated with the issuance and administration of letters of credit.  We will also pay a commitment fee on undrawn amounts under the Revolving Facility in an amount equal to 0.75% per annum.  Upon any event of default, at the direction of the required lenders under the Revolving Facility, all outstanding loans and the amount of all other obligations owing under the Revolving Facility will bear interest at a rate per annum equal to 2.0% plus the rate otherwise applicable to such loans or other obligations.

Outstanding borrowings under the Revolving Facility are prepayable, and the commitments under the Revolving Facility may be permanently reduced, without penalty. There are mandatory prepayments of principal in connection with (i) the incurrence of certain indebtedness, (ii) certain equity issuances and (iii) certain asset sales or other dispositions (including as a result of casualty or condemnation).  Mandatory prepayments are applied to repay outstanding loans without a corresponding permanent reduction in commitments under the Revolving Facility and are subject to the terms of an Intercreditor Agreement.

In connection with the Credit Agreement, we and certain of our subsidiaries entered into a Pledge and Security Agreement (the “Security Agreement”) with the Administrative Agent. Pursuant to the Security Agreement, all obligations under the Revolving Facility are secured by (i) a perfected first-priority lien (subject to certain exceptions) in substantially all of our and certain of our subsidiaries’ present and after acquired inventory (including as-extracted collateral), accounts, certain specified mixer trucks, deposit accounts, securities accounts, commodities accounts, letter of credit rights, cash and cash equivalents, general intangibles (other than intellectual property and equity in subsidiaries), instruments, documents, supporting obligations and related books and records and all proceeds and products of the foregoing and (ii) a perfected second-priority lien  (subject to certain exceptions) on substantially all other present and after acquired property (including, without limitation, material owned real estate).

Convertible Secured Notes due 2015

On August 31, 2010, we issued $55.0 million aggregate principal amount of the Convertible Notes pursuant to a subscription offering contemplated by the Plan of Reorganization.  The Convertible Notes are governed by the Indenture, dated as of August 31, 2010. Under the terms of the Indenture, the Convertible Notes bear interest at a rate of 9.5% per annum and will mature on August 31, 2015. Interest payments are payable quarterly in cash in arrears. Additionally, we recorded a discount of approximately $13.6 million related to an embedded derivative that was bifurcated and separately valued (see Note 11). This discount will be accreted over the term of the Convertible Notes and included in interest expense.

The requirement to meet a consolidated secured debt ratio under the Indenture governing our Convertible Notes (the “Indenture”) beginning April 2012 could restrict our ability to borrow the amount available under the Credit Agreement. Commencing April 1, 2012, we must meet a consolidated secured debt ratio (as defined in the Indenture), as of the last day of each fiscal month as shown below:

Consolidated Secured Debt Ratio
Period
April 1, 2012 — March 31, 2013	7.50 : 1.00
April 1, 2013 — March 31, 2014	7.00 : 1.00
April 1, 2014 — March 31, 2015	6.75 : 1.00
April 1, 2015 — and thereafter	6.50 : 1.00

The consolidated secured debt ratio is the ratio of (a) our consolidated total indebtedness (as defined in the Indenture) on the date of determination that constitutes the Convertible Notes, any other pari passu lien obligations and any indebtedness incurred under the Credit Agreement (including any letters of credit issued thereunder) to (b) the aggregate amount of consolidated cash flow (as defined in the Indenture) for our most recent four fiscal quarters.

As of December 31, 2011, and based on consolidated cash flows for the four fiscal quarters ended December 31, 2011, our consolidated secured debt ratio was 8.94 : 1.00. However, the first required testing date for this ratio is as of April 30, 2012 based upon consolidated cash flows for the four fiscal quarters ending March 31, 2012.We believe that we will meet the consolidated secured debt ratio in April 2012. However, in the event that we are not able to meet this ratio then or in the future based on the factors described above, we would need to seek an amendment to the Indenture to provide relief from this covenant. If we do not meet this ratio in April 2012 or thereafter and are unable to obtain an amendment or waiver of default, we could be in default under the Indenture as described below and, among other things, the amount we may borrow under the Credit Agreement could be restricted. Additionally, if our borrowings under the Credit Agreement are restricted, we may not have adequate liquidity to fund our operations. If we were to exceed the consolidated secured debt ratio, this would constitute an event of default under the Indenture if we failed to comply for 30 days after notice of the failure has been given to us by the Trustee or by holders of at least 25% of the aggregate principal amount of the Convertible Notes then outstanding. If an event of default occurs under the Indenture, the Trustee, or holders of at least 25% of the aggregate principal amount of the Convertible Notes then outstanding, may accelerate all aggregate principal and accrued and unpaid interest outstanding, which would become immediately due and payable. An event of default could also trigger cross default provisions in the Credit Agreement which could allow these creditors to accelerate outstanding indebtedness. Absent a waiver, amendment or adequate liquidity to fund operations, we would need to reduce or delay capital expenditures, sell assets, obtain additional capital or restructure or refinance our indebtedness. There can be no assurance that we could obtain additional capital or acceptable financing.

The Convertible Notes are convertible, at the option of the holder, at any time on or prior to maturity, into shares of our common stock, at an initial conversion rate of 95.23809524 shares of Common Stock per $1,000 principal amount of Convertible Notes (the “Conversion Rate”).  The Conversion Rate is subject to adjustment to prevent dilution resulting from stock splits, stock dividends, combinations or similar events.  In connection with any such conversion, holders of the Convertible Notes to be converted shall also have the right to receive accrued and unpaid interest on such Convertible Notes to the date of conversion (the “Accrued Interest”).  We may elect to pay the Accrued Interest in cash or in shares of Common Stock in accordance with the terms of the Indenture.

In addition, if a “Fundamental Change of Control” (as defined in the Indenture) occurs prior to the maturity date, in addition to any conversion rights the holders of Convertible Notes may have, each holder of Convertible Notes will have (i) a make-whole provision calculated as provided in the Indenture pursuant to which each holder may be entitled to additional shares of Common Stock upon conversion (the “Make Whole Premium”), and (ii) an amount equal to the interest on such Convertible Notes that would have been payable from the date of the occurrence of such Fundamental Change of Control (the “Fundamental Change of Control Date”) through the third anniversary of the Effective Date, plus any accrued and unpaid interest from the Effective Date to the Fundamental Change of Control Date (the amount in this clause (ii), the “Make Whole Payment”).  We may elect to pay the Make Whole Payment in cash or in shares of Common Stock.

If the closing price of the Common Stock exceeds 150% of the Conversion Price (defined as $1,000 divided by the Conversion Rate) then in effect for at least 20 trading days during any consecutive 30-day trading period (the “Conversion Event”), we may provide, at our option, a written notice (the “Conversion Event Notice”) of the occurrence of the Conversion Event to each holder of Convertible Notes in accordance with the Indenture.  Except as set forth in an Election Notice (as defined below), the right to convert Convertible Notes with respect to the occurrence of the Conversion Event shall terminate on the date that is 46 days following the date of the Conversion Event Notice (the “Conversion Termination Date”), such that the holder shall have a 45-day period in which to convert its Convertible Notes up to the amount of the Conversion Cap (as defined below).  Any Convertible Notes not converted prior to the Conversion Termination Date as a result of the Conversion Cap shall be, at the holder’s election and upon written notice to the Company (the “Election Notice”), converted into shares of Common Stock on a date or dates prior to the date that is 180 days following the Conversion Termination Date.  The “Conversion Cap” means the number of shares of Common Stock into which the Convertible Notes are convertible and that would cause the related holder to “beneficially own” (as such term is used in the Exchange Act) more than 9.9% of the Common Stock at any time outstanding.

Any Convertible Notes not otherwise converted prior to the Conversion Termination Date or specified for conversion in an Election Notice shall be redeemable, in whole or in part, at our election at any time prior to maturity at par plus accrued and unpaid interest thereon to the Conversion Termination Date.

The Indenture contains certain covenants that restrict our ability to, among other things,

·
•       incur additional indebtedness or issue disqualified stock or preferred stock;

•       pay dividends or make other distributions or repurchase or redeem our stock or subordinated indebtedness or make investments;

•       sell assets and issue capital stock of our restricted subsidiaries;

•       incur liens;

•       enter into transactions with affiliates; and

•       consolidate, merge or sell all or substantially all of our assets.

The Convertible Notes are guaranteed by each of our existing, and will be guaranteed by each of our future, direct or indirect domestic restricted subsidiaries. In connection with the Indenture, on August 31, 2010, we and certain of our subsidiaries entered into a Pledge and Security Agreement (the “Pledge and Security Agreement”) with the noteholder collateral agent. Pursuant to the Pledge and Security Agreement, the Convertible Notes and related guarantees are secured by first-priority liens on certain of the property and assets directly owned by the Company and each of the guarantors, including material owned real property, fixtures, intellectual property, capital stock of subsidiaries and certain equipment, subject to permitted liens (including a second-priority lien in favor of the Administrative Agent) with certain exceptions.  Obligations under the Revolving Facility and those in respect of hedging and cash management obligations owed to the lenders (and their affiliates) that are a party to the Revolving Facility (collectively, the “Revolving Facility Obligations”) are secured by a second-priority lien on such collateral.

The Convertible Notes and related guarantees are also secured by a second-priority lien on the assets of the Company and the guarantors securing the Revolving Facility Obligations on a first-priority basis, including, inventory (including as extracted collateral), accounts, certain specified mixer trucks, general intangibles (other than collateral securing the Convertible Notes on a first-priority basis), instruments, documents, cash, deposit accounts, securities accounts, commodities accounts, letter of credit rights and all supporting obligations and related books and records and all proceeds and products of the foregoing, subject to permitted liens and certain exceptions.

All of the Company's (the parent company's) existing consolidated subsidiaries are 100% owned and provide a joint and several, full and unconditional guarantee of the securities. The Company has no independent assets or operations, and all subsidiaries other than the guarantor subsidiaries are minor. Additionally, there are no significant restrictions on the ability of the Company or any guarantor to obtain funds from its subsidiaries by dividend or loan.

In connection with the issuance of the Convertible Notes, we entered into a registration rights agreement, dated August 31, 2010 (the “Registration Rights Agreement”), under which we agreed, pursuant to the terms and conditions set forth therein, to register the Convertible Notes and the Common Stock into which the Convertible Notes convert.  Under the Registration Rights Agreement, we were required to use commercially reasonable efforts to file a registration statement covering the resale by the Electing Holders (as defined in the Registration Rights Agreement) of Convertible Notes that are Registrable Securities (as defined in the Registration Rights Agreement) by the first business day following the date that was 366 days following the Effective Date. We were also required to file a registration statement covering the resale of shares of Common Stock that constitute Registrable Securities by the Electing Holders, on a delayed or continuous basis, within 180 days of the Issue Date.  We have filed a registration statement covering the resale of shares of Common Stock that constitute registrable securities for the electing holders as described above, and it was declared effective by the SEC on April 8, 2011. We also filed a registration statement covering the resale of the Convertible Notes that constitute registrable securities for the electing holders as described above, and it was declared effective by the SEC on October 26, 2011.

DERIVATIVES	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
DERIVATIVES

General

We are exposed to certain risks relating to our ongoing business operations. However, derivative instruments are not used to hedge these risks. We are required to account for derivative instruments as a result of the issuance of warrants and Convertible Notes associated with the emergence from Chapter 11 on August 31, 2010. None of our derivative contracts manage business risk or are executed for speculative purposes.

Our derivative instruments are summarized as follows:

		Fair Value (Successor)
Derivative Instruments not designated as hedging instruments under ASC 815	Balance Sheet Location	December 31, 2011	December 31, 2010
Warrants	Current derivative liabilities	$662	$3,224
Convertible Note embedded derivative	Current derivative liabilities	1,643	12,503
		$2,305	$15,727

The following table presents the effect of derivative instruments on the statement of operations for the year ended December 31, 2011 and the four month period ending December 31, 2010 excluding income tax effects:

Derivative Instruments not designated as hedging instruments under ASC 815	Location of Income/(Loss) Recognized	Year Ended December 31, 2011	Four Months Ended December 31, 2010
Warrants	Derivative income (loss)	$2,562	$(101)
Convertible Note embedded derivative	Derivative income (loss)	10,860	1,097
		$13,422	$996

Warrant and Convertible Note volume positions are presented in the number of shares underlying the respective instruments. The table below presents our volume positions as of December 31, 2011 and December 31, 2010:

Derivative Instruments not designated as hedging instruments under ASC 815	Number of Shares
Warrants	3,000,000
Convertible Note embedded derivative	5,238,095
8,238,095

We do not have any derivative instrument with credit features requiring the posting of collateral in the event of a credit downgrade or similar credit event.

Fair Value Disclosures

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. Accounting guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. We review the fair value hierarchy classification on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following table presents our fair value hierarchy for liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 (in thousands):

	As of December 31, 2011
	Total	Level 1	Level 2	Level 3
Derivative – Warrants(1)	$662	$—	$—	$662
Derivative – Convertible Notes Embedded Derivative(2)	1,643	—	—	1,643
	$2,305	$—	$—	$2,305

	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
Derivative – Warrants(1)	$3,224	$—	$—	$3,224
Derivative – Convertible Notes Embedded Derivative(2)	12,503	—	—	12,503
	$15,727	$—	$—	$15,727

(1)Represents warrants issued in conjunction with our Plan of Reorganization.

(2)
Represents the compound embedded derivative included in our Convertible Notes (see Note 11). The compound embedded derivative includes the value associated with the noteholders’ conversion option, as well as certain rights to receive “make-whole” amounts. The “make-whole” provision(s) provides that, upon certain contingent events, if conversion is elected on the Convertible Notes, we may be obligated to pay such holder an amount in cash, or shares of common stock to compensate noteholders who have converted early as a result of these contingent events, interest and time value of the conversion option foregone via the conversion.

The Convertible Notes embedded derivative liability was valued using a lattice model for instruments with the option to convert into common equity. The liability for warrants was valued utilizing a Black-Scholes model. Inputs into the model were based upon observable market data where possible.  Where observable market data did not exist, the Company modeled inputs based upon similar observable inputs. The key inputs in determining fair value of our derivative liabilities include our stock price, stock price volatility, risk free interest rates and interest rates for conventional debt of similarly situated companies.

A reconciliation of the changes in Level 3 fair value measurements is as follows for December 31, 2011 and 2010 (in thousands):

	Warrants	Convertible Notes Embedded Derivative
Balance at December 31, 2009	$—	$—
Purchases, issuances, and settlements	3,123	13,600
Total (gains) losses included in earnings	101	(1,097)
Balance at December 31, 2010	3,224	12,503
Purchases, issuances, and settlements	—	—
Total gains included in earnings	(2,562)	(10,860)
Balance at December 31, 2011	$662	$1,643

Our other financial instruments consist of cash and cash equivalents, trade receivables, trade payables and long-term debt. We consider the carrying values of cash and cash equivalents, trade receivables and trade payables to be representative of their respective fair values because of their short-term maturities or expected settlement dates. The carrying value of outstanding amounts under our Revolving Facility approximates fair value due to the floating interest rate and the fair value of our Convertible Notes was approximately $53.8 million, including $1.6 million related to the embedded derivative at December 31, 2011.

STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
STOCKHOLDERS' EQUITY
STOCKHOLDERS’ EQUITY

Common Stock and Preferred Stock

The following table presents information regarding U.S. Concrete’s common stock (in thousands):

	December 31, 2011	December 31, 2010
Shares authorized	100,000	100,000
Shares outstanding at end of period	12,867	11,928
Shares held in treasury	60	—

Under our restated certificate of incorporation, we are authorized to issue 100.0 million shares of common stock, par value $0.001, and 10.0 million shares of preferred stock, $0.001 par value. Additionally, we are authorized to issue “blank check” preferred stock, which may be issued from time to time in one or more series upon authorization by our board of directors (the “Board”). The Board, without further approval of the stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences and restrictions applicable to each series of the preferred stock.  The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes could, among other things, adversely affect the voting power of the holders of the Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of us, discourage bids for our common stock at a premium or otherwise affect the market price of our common stock. There was no preferred stock issued or outstanding as of December 31, 2011 and 2010.

Treasury Stock

Employees may elect to satisfy their tax obligations on the vesting of their restricted stock by having the required tax payments withheld based on a number of vested shares having an aggregate value on the date of vesting equal to the tax obligation. As a result of such employee elections, we withheld approximately 60,000 shares during the year ended December 31, 2011, at a total value of approximately $0.4 million. We accounted for the withholding of these shares as treasury stock.

WARRANTS	12 Months Ended
Dec. 31, 2011
WARRANTS [Abstract]
WARRANTS
WARRANTS

On August 31, 2010, we issued warrants to acquire Common Stock (the “New Warrants”) in two tranches: Class A Warrants and Class B Warrants.  The New Warrants were issued to holders of our common stock that was cancelled as a result of our Plan of Reorganization (the “Old Common Stock”) pro rata based on a holder’s stock ownership as of the Effective Date. These warrants have been included in derivative liabilities on the consolidated balance sheet in accordance with authoritative accounting guidance (see Note 11).

In connection with the issuance of the Class A Warrants, we entered into a Class A Warrant Agreement (the “Class A Warrant Agreement”) with American Stock Transfer & Trust Company, LLC, as warrant agent.  Subject to the terms of the Class A Warrant Agreement, holders of Class A Warrants are entitled to purchase shares of Common Stock at an exercise price of $22.69 per share.  In connection with the issuance of the Class B Warrants, the Company entered into a Class B Warrant Agreement (the “Class B Warrant Agreement” and, together with the Class A Warrant Agreement, the “Warrant Agreements”) with American Stock Transfer & Trust Company, as warrant agent.  Subject to the terms of the Class B Warrant Agreement, holders of Class B Warrants are entitled to purchase shares of Common Stock at an exercise price of $26.68 per share.  Subject to the terms of the Warrant Agreements, both classes of New Warrants will have a seven−year term and will expire on the seventh anniversary of the Effective Date.  The New Warrants may be exercised for cash or on a net issuance basis.

If, at any time before the expiration date of the New Warrants, we pay or declare a dividend or make a distribution on the Common Stock payable in shares of our capital stock, or make subdivisions or combinations of our outstanding shares of Common Stock into a greater or lesser number of shares or issue any shares of our capital stock by reclassification of Common Stock, then the exercise price and number of shares issuable upon exercise of the New Warrants will be adjusted so that the holders of the New Warrants will be entitled to receive the aggregate number and kind of shares that they would have received as a result of the event if their New Warrants had been exercised immediately before the event.  In addition, if we distribute to holders of the Common Stock an Extraordinary Distribution (defined in each Warrant Agreement to include assets, securities or warrants to purchase securities), then the exercise price of the New Warrants will be decreased by the amount of cash and/or the fair market value of any securities or assets paid or distributed on each share of Common Stock; however, no adjustment to the exercise price will be made if, at the time of an Extraordinary Distribution, we make the same distribution to holders of New Warrants as we make to holders of Common Stock pro rata based on the number of shares of Common Stock for which the New Warrants are exercisable.

In the event of a Fundamental Change (defined in each Warrant Agreement to include transactions such as mergers, consolidations, sales of assets, tender offers, exchange offers, reorganizations, reclassifications, compulsory share exchanges or liquidations in which all or substantially all of the outstanding Common Stock is converted into or exchanged for stock, other securities, cash or assets), if the consideration paid consists 90% or more of publicly traded securities, each holder of a New Warrant will have the right upon any subsequent exercise to receive the kind and amount of stock, other securities, cash and assets that such holder would have received if the New Warrant had been exercised immediately prior to such Fundamental Change.  If a Fundamental Change occurs (other than a Fundamental Change in which the consideration paid consists at least 90% of publicly traded securities), then each holder of a New Warrant will be entitled to receive an amount equal to the Fair Market Value (as defined in each of the Warrant Agreements) of their New Warrant on the date the Fundamental Change is consummated.

No adjustment in the exercise price of New Warrants shall be required unless such adjustment would require an increase or decrease of at least $0.05 in the exercise price; provided that any adjustments that are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

REORGANIZATION ITEMS	12 Months Ended
Dec. 31, 2011
Reorganizations [Abstract]
REORGANIZATION ITEMS
REORGANIZATION ITEMS
In accordance with authoritative accounting guidance issued by the FASB, separate disclosure is required for reorganization items, such as certain expenses, provisions for losses and other charges directly associated with or resulting from the reorganization and restructuring of the business, which have been realized or incurred during the Chapter 11 Cases.

Reorganization items were comprised of the following (in thousands):

Predecessor
Period from Jan 1, through August 31, 2010
Gain from cancellation of debt	$151,872
Loss from fresh start valuation adjustments from continuing operations	(71,370)
Professional fees	(9,243)
Write-off of Old Notes deferred financing costs	(4,483)
Total reorganization items from continuing operations, net	$66,776
Loss from fresh start valuation adjustments from discontinued operations	(7,585)
Total reorganization items, net	$59,191

In addition to the amounts reflected in the table above and prior to the Chapter 11 petition date, we incurred professional fees related to our reorganization of approximately $5.9 million for the eight-month period ended August 31, 2010 that are included in selling, general and administrative expenses in the consolidated statements of operations. Additionally, we wrote off approximately $1.6 million of unamortized deferred financing costs during the second quarter of 2010 related to our prepetition credit agreement that has been included in interest expense in the consolidated statements of operations. The amounts due under the prepetition credit agreement were paid in full with a portion of the proceeds from our debtor-in-possession credit agreement which was also paid in full at our emergence from Chapter 11 on August 31, 2010. For the four-month period from September 1, 2010 through December 31, 2010, we incurred approximately $1.9 million of professional fees related to our reorganization that is included in selling, general and administrative expenses.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Our consolidated federal and state income tax returns include the results of operations of acquired businesses from their dates of acquisition.
A reconciliation of our effective income tax rate to the amounts calculated by applying the federal statutory corporate tax rate of 35% is as follows (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2011	Four Months Ended December 31, 2010	Eight Months Ended August 31, 2010	Year Ended December 31, 2009
Tax (benefit) expense at statutory rate	$(4,045)	$(2,126)	$12,305	$(27,335)
Add (deduct):
State income taxes	(4)	11	158	(730)
Nondeductible items	1,952	616	84	—
Nondeductible restructuring items	—	—	3,291	—
Income from cancellation of indebtedness	—	—	(53,155)	—
Bankruptcy related tax basis reduction	—	(20,306)	50,050	—
Effects of bankruptcy	—	(3,610)	1,804	—
Goodwill impairment	—	—	—	14,649
Valuation Allowance	1,940	24,643	(12,935)	14,315
Unrecognized tax benefit	(1,226)	(193)	927	(1,496)
Other	603	1	(968)	286
Income tax provision (benefit)	$(780)	$(964)	$1,561	(311)
Effective income tax rate	6.7%	15.9%	4.4%	0.4%

The amounts of our consolidated federal and state income tax provision (benefit) from continuing operations are as follows (in thousands):

	Successor		Predecessor	Predecessor
	Year Ended December 31, 2011	Four Months Ended December 31, 2010	Eight Months Ended August 31, 2010	Year Ended December 31, 2009
Current:
Federal	$(371)	$61	$66	$(1,324)
State	(783)	(186)	44	162
	(1,154)	(125)	110	(1,162)
Deferred:
Federal	169	(1,157)	958	(1,671)
State	205	318	493	2,522
	374	(839)	1,451	851
Income tax provision (benefit) from continuing operations	$(780)	$(964)	$1,561	$(311)

Deferred income tax provisions result from temporary differences in the recognition of expenses for financial reporting purposes and for tax reporting purposes. We present the effects of those differences as deferred income tax liabilities and assets, as follows (in thousands):

	December 31, 2011	December 31, 2010
Deferred income tax liabilities:
Property, plant and equipment, net	$17,516	$20,858
Derivatives	5,912	—
Total deferred tax liabilities	$23,428	$20,858
Deferred income tax assets:
Goodwill and other intangibles	$14,962	$22,282
Receivables	1,862	1,325
Inventory	4,483	2,679
Accrued insurance	4,370	4,929
Other accrued expenses	3,899	3,882
Capital loss carryforwards	5,315	—
Net operating loss carryforwards	25,934	21,306
Other	291	272
Total deferred tax assets	$61,116	$56,675
Less: Valuation allowance	(38,769)	(36,524)
Net deferred tax assets	22,347	20,151
Net deferred tax liabilities	1,081	707
Current deferred tax assets	4,573	4,042
Long-term deferred tax liabilities	$5,654	$4,749

In accordance with GAAP, the recognized value of deferred tax assets must be reduced to the amount that is more likely than not to be realized in future periods. The ultimate realization of the benefit of deferred tax assets from deductible temporary differences or tax carryovers depends on the generation of sufficient taxable income during the periods in which those temporary differences become deductible. We considered the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on these considerations, we relied upon the reversal of certain deferred tax liabilities to realize a portion of our deferred tax assets and established valuation allowances as of December 31, 2011 and 2010 in the amount of $38.8 million and $36.5 million, respectively for other deferred tax assets because of uncertainty regarding their ultimate realization. Our total net deferred tax liability as of December 31, 2011 and 2010 was $1.1 million and $0.7 million, respectively.

We reorganized pursuant to Chapter 11 of the Bankruptcy Code under the terms of our Plan with an effective date of August 31, 2010. Under our Plan, our Old Notes were canceled, giving rise to cancellation of indebtedness income (“CODI”). The Internal Revenue Code (“IRC”) provides that CODI arising under a plan of bankruptcy reorganization is excludable from taxable income, but the debtor must reduce certain of its tax attributes by the amount of CODI realized under the Plan. Based on the estimate of CODI and required tax attribute reduction, the effects of the Plan did not cause a significant change in our recorded net deferred tax liability. Our required reduction in tax attributes, or deferred tax assets, was accompanied by a corresponding release of valuation allowance that was reducing the carrying value of such tax attributes.

We underwent a change in ownership for purposes of Section 382 of the IRC as a result of our Plan and emergence from Chapter 11 on August 31, 2010. As a result, the amount of our pre-change net operating losses (“NOLs”) and other tax attributes that are available to offset future taxable income are subject to an annual limitation. The annual limitation is based on the value of the corporation as of the effective date of the Plan. As of December 31, 2011, approximately $27.5 of our $64.5 million federal NOL’s are subject to annual Section 382 limitations. The ownership change and the resulting annual limitation on use of NOLs are not expected to result in the expiration of our NOL carryforwards if we are able to generate sufficient future taxable income within the carryforward periods. However, the limitation on the amount of NOL available to offset taxable income in a specific year may result in the payment of income taxes before all NOLs have been utilized. Additionally, a subsequent ownership change may result in further limitation on the ability to utilize existing NOLs and other tax attributes.

As of December 31, 2011, we had deferred tax assets related to federal and state NOL and tax credit carryforwards of $31.5 million. We have federal NOLs of approximately $64.5 million that are available to offset federal taxable income and will expire in the years 2029 through 2031, if not fully utilized.

At December 31, 2011, we had unrecognized tax benefits of $6.6 million of which $0.8 million, if recognized, would impact the effective tax rate. It is reasonably possible that a reduction of $0.6 million of unrecognized tax benefits may occur within 12 months. The unrecognized tax benefits are included as a component of other long-term obligations. During the year ended December 31, 2011, the four month period ended December 31, 2010, the eight month period ended August 31, 2010, and the years ended December 31, 2009, we recorded interest and penalties related to unrecognized tax benefits of $(0.6) million, approximately zero, $0.1 million, and $(0.1) million, respectively. Total accrued penalties and interest at December 31, 2011 and 2010 was approximately $0.3 million and $0.9 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance as of January 1, 2009 (Predecessor)	$7,119
Additions for tax positions related to the current year	930
Reductions for tax positions of prior years	(1,508)
Balance as of December 31, 2009 (Predecessor)	$6,541
Additions for tax positions related to the current year	—
Additions for tax positions related to prior years	1,519
Reductions for tax positions of prior years	—
Reductions due to lapse of statute of limitations	(154)
Balance as of August 31, 2010 (Predecessor)	$7,906

Balance as of September 1, 2010 (Successor)	$7,906
Additions for tax positions related to the current year	295
Reductions for tax positions of prior years	(64)
Reductions due to lapse of statute of limitations	(121)
Balance as of December 31, 2010 (Successor)	$8,016
Additions for tax positions related to prior years	102
Reductions for tax positions of prior years	(844)
Reductions due to lapse of statute of limitations	(718)
Balance as of December 31, 2011 (Successor)	$6,556

We recognize interest and penalties related to uncertain tax positions in income tax expense.

We conduct business domestically and, as a result, U.S. Concrete, Inc. or one or more of our subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. In the normal course of business, we are subject to examination in U.S. federal jurisdiction, and generally in state jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local tax examinations for years before 2007.

BUSINESS SEGMENTS	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
BUSINESS SEGMENTS
BUSINESS SEGMENTS

We have two segments that serve our principal markets in the United States. Our ready-mixed concrete and concrete-related products segment produces and sells ready-mixed concrete, aggregates (crushed stone, sand and gravel), concrete masonry and building materials.  This segment serves the following principal markets: north and west Texas, northern California, New Jersey, New York, Washington, D.C. and Oklahoma.  Our precast concrete products segment produces and sells precast concrete products in select markets in the western United States and the mid-Atlantic region.

On August 2, 2012, we executed a definitive asset purchase agreement to sell substantially all of the Company's California precast operations to Oldcastle Precast, Inc. (“Oldcastle”) for $21.3 million in cash, plus net working capital adjustments.  The assets purchased by Oldcastle included certain facilities, fixed assets, and working capital items.  The transaction was completed on August 20, 2012 and the results of operations have been included in discontinued operations.

We account for inter-segment sales at market prices.  Segment operating loss consists of net revenue less operating expense, including certain operating overhead directly related to the operation of the specific segment.  Corporate includes executive, administrative, financial, legal, human resources, business development and risk management activities which are not allocated to operations and are excluded from segment operating profit (loss).

The following table sets forth certain financial information relating to our continuing operations by reportable segment (in thousands):

	2011	2010		2009
	(Successor)	Period from September 1 through December 31, 2010 (Successor)	Period from January 1 through August 31, 2010 (Predecessor)	(Predecessor)
Revenue:
Ready-mixed concrete and concrete-related products	$444,064	$141,132	$272,488	$442,663
Precast concrete products	24,484	4,978	15,315	20,720
Intercompany revenue	(16,028)	(4,745)	(9,197)	(14,229)
Total revenue	$452,520	$141,365	$278,606	$449,154

Segment Operating Profit (Loss):
Ready-mixed concrete and concrete-related products	$3,601	$1,845	$233	$(46,712)
Precast concrete products	(3,147)	(879)	(219)	1,237
Gain on purchases of senior subordinated notes	—	—	—	7,406
Gain on derivative	13,422	996	—	—
Reorganization items	—	—	66,776	—
Unallocated overhead and other income	5,299	3,180	2,183	3,957
Corporate:
Selling, general and administrative expense	(19,674)	(7,830)	(16,448)	(18,044)
Loss on sale of assets	—	—	—	(3)
Interest expense, net	(11,057)	(3,385)	(17,369)	(25,941)
Income (loss) from continuing operations before income taxes and non-controlling interest	$(11,556)	$(6,073)	$35,156	$(78,100)

Depreciation, Depletion and Amortization:
Ready-mixed concrete and concrete-related products	$16,203	$5,684	$13,456	$21,243
Precast concrete products	335	109	460	822
Corporate	2,251	771	1,598	2,212
Total depreciation, depletion and amortization	$18,789	$6,564	$15,514	$24,277

Capital Expenditures:
Ready-mixed concrete and concrete-related products	$5,827	$1,747	$4,027	$13,562
Precast concrete products	337	39	204	77
Total capital expenditures	$6,164	$1,786	$4,231	$13,639

Revenue by Product:
Ready-mixed concrete	$386,217	$120,887	$234,679	$383,776
Precast concrete products	24,484	4,978	15,315	20,720
Building materials	9,617	2,723	5,500	8,948
Aggregates	13,419	6,887	10,681	21,857
Other	18,783	5,890	12,431	13,853
Total revenue	$452,520	$141,365	$278,606	$449,154

	(Successor) 2011	(Successor) 2010
Identifiable Assets (as of December 31):
Ready-mixed concrete and concrete-related products	$108,201	$119,362
Precast concrete products	10,575	11,259
Corporate	7,449	9,653
Total identifiable assets	$126,225	$140,274

RISK CONCENTRATION	12 Months Ended
Dec. 31, 2011
Risks and Uncertainties [Abstract]
RISK CONCENTRATION
RISK CONCENTRATION

We grant credit, generally without collateral, to our customers, which include general contractors, municipalities and commercial companies located primarily in Texas, California, New Jersey, New York and Oklahoma. Consequently, we are subject to potential credit risk related to changes in business and economic factors in those states. We generally have lien rights in the work we perform, and concentrations of credit risk are limited because of the diversity of our customer base. Further, our management believes that our contract acceptance, billing and collection policies are adequate to limit any potential credit risk.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

Legal Proceedings

From time to time, and currently, we are subject to various claims and litigation brought by employees, customers and other third parties for, among other matters, personal injuries, property damages, product defects and delay damages that have, or allegedly have, resulted from the conduct of our operations. As a result of these types of claims and litigation, we must periodically evaluate the probability of damages being assessed against us and the range of possible outcomes. In each reporting period, if we determine that the likelihood of damages being assessed against us is probable, and, if we believe we can estimate a range of possible outcomes, then we will record a liability. The amount of the liability will be based upon a specific estimate, if we believe a specific estimate to be likely, or it will reflect the low end of our range.

In May 2010, we entered into a settlement agreement for approximately $1.6 million related to four consolidated class actions then pending in Alameda Superior Court (California). This settlement was approved by the Bankruptcy Court as part of our Plan, which was confirmed on July 29, 2010. The original class actions were filed between April 6, 2007 and September 27, 2007 on behalf of various Central Concrete Supply Co., Inc. (“Central”) ready-mixed concrete and transport drivers, alleging primarily that Central, which is one of our subsidiaries, failed to provide meal and rest breaks as required under California law. We previously entered into settlements with one of the classes and a number of individual drivers. The approximate $1.6 million settlement was paid in September 2010.

In May 2008, we received a letter from a multi-employer pension plan to which one of our subsidiaries is a contributing employer, providing notice that the Internal Revenue Service had denied applications by the plan for waivers of the minimum funding deficiency from prior years, and requesting payment of our allocable share of the minimum funding deficiency. In April 2010, the multi-employer pension plan filed a civil complaint to collect approximately $1.8 million for this minimum funding deficiency. During the third quarter of 2011, we entered into a settlement agreement with the multi-employer pension plan to pay the $1.8 million over three years plus interest. The $1.8 million was accrued in prior periods. We may receive future funding deficiency demands from this particular multi-employer pension plan, or other multi-employer plans to which we contribute. We are unable to estimate the amount of any potential future funding deficiency demands because the actions of each of the other contributing employers in the plans has an effect on each of the other contributing employers, the development of a rehabilitation plan by the trustees and subsequent submittal to and approval by the Internal Revenue Service is not predictable, and the allocation of fund assets and return assumptions by trustees are variable, as are actual investment returns relative to the plan assumptions.
Currently, there are no material product defect claims pending against us. Accordingly, our existing accruals for claims against us do not reflect any material amounts relating to product defect claims. While our management is not aware of any facts that would reasonably be expected to lead to material product defect claims against us that would have a material adverse effect on our business, financial condition or results of operations, it is possible that claims could be asserted against us in the future. We do not maintain insurance that would cover all damages resulting from product defect claims. In particular, we generally do not maintain insurance coverage for the cost of removing and rebuilding structures, or so-called “rip and tear” coverage. In addition, our indemnification arrangements with contractors or others, when obtained, generally provide only limited protection against product defect claims. Due to inherent uncertainties associated with estimating unasserted claims in our business, we cannot estimate the amount of any future loss that may be attributable to unasserted product defect claims related to ready-mixed concrete we have delivered prior to December 31, 2011.
We believe that the resolution of all litigation currently pending or threatened against us or any of our subsidiaries will not materially exceed our existing accruals for those matters. However, because of the inherent uncertainty of litigation, there is a risk that we may have to increase our accruals for one or more claims or proceedings to which we or any of our subsidiaries is a party as more information becomes available or proceedings progress, and any such increase in accruals could have a material adverse effect on our consolidated financial condition or results of operations. We expect in the future that we and our operating subsidiaries will from time to time be a party to litigation or administrative proceedings that arise in the normal course of our business.
We are subject to federal, state and local environmental laws and regulations concerning, among other matters, air emissions and wastewater discharge. Our management believes we are in substantial compliance with applicable environmental laws and regulations. From time to time, we receive claims from federal and state environmental regulatory agencies and entities asserting that we may be in violation of environmental laws and regulations. Based on experience and the information currently available, our management does not believe that these claims will materially exceed our related accruals. Despite compliance and experience, it is possible that we could be held liable for future charges, which might be material, but are not currently known to us or cannot be estimated by us. In addition, changes in federal or state laws, regulations or requirements, or discovery of currently unknown conditions, could require additional expenditures.

As permitted under Delaware law, we have agreements that provide indemnification of officers and directors for certain events or occurrences while the officer or director is or was serving at our request in such capacity. The maximum potential amount of future payments that we could be required to make under these indemnification agreements is not limited; however, we have a director and officer insurance policy that potentially limits our exposure and enables us to recover a portion of future amounts that may be paid. As a result of the insurance policy coverage, we believe the estimated fair value of these indemnification agreements is minimal. Accordingly, we have not recorded any liabilities for these agreements as of December 31, 2011.

We and our subsidiaries are parties to agreements that require us to provide indemnification in certain instances when we acquire businesses and real estate and in the ordinary course of business with our customers, suppliers, lessors and service providers.

Lease Payments

We lease certain mobile and other equipment, land, facilities, office space and other items which, in the normal course of business, are renewed or replaced by subsequent leases. Total expense for such operating leases amounted to $12.6 million in 2011, $10.8 million for the period from January 1, 2010 through August 31, 2010, $5.1 million for the period from September 1, 2010 through December 31, 2010, and $16.4 million in 2009.

Future minimum rental payments with respect to our lease obligations as of December 31, 2011, are as follows:

	Capital Leases	Operating Leases
	(in millions)
Year ending December 31:
2012	$0.1	$8.1
2013	0.2	7.5
2014	0.1	6.7
2015	—	5.5
Later years	—	18.5
	$0.4	$46.3

Insurance Programs

We maintain third-party insurance coverage against certain risks. Under certain components of our insurance program, we share the risk of loss with our insurance underwriters by maintaining high deductibles subject to aggregate annual loss limitations. Generally, our deductible retentions per occurrence for auto, workers’ compensation and general liability insurance programs are $1.0 million, although certain of our operations are self-insured for workers’ compensation. We fund these deductibles and record an expense for expected losses under the programs. The expected losses are determined using a combination of our historical loss experience and subjective assessments of our future loss exposure. The estimated losses are subject to uncertainty from various sources, including changes in claims reporting patterns, claims settlement patterns, judicial decisions, legislation and economic conditions. Although we believe that the estimated losses we have recorded are reasonable, significant differences related to the items noted above could materially affect our insurance obligations and future expense. The amount accrued for self-insurance claims was $9.9 million as of December 31, 2011, compared to $10.6 million as of December 31, 2010, which is currently classified in accrued liabilities.

Performance Bonds

In the normal course of business, we and our subsidiaries are contingently liable for performance under $68.0 million in performance bonds that various contractors, states and municipalities have required as of December 31, 2011. The bonds principally relate to construction contracts, reclamation obligations and licensing and permitting. We and our subsidiaries have indemnified the underwriting insurance company against any exposure under the performance bonds. No material claims have been made against these bonds.

SIGNIFICANT CUSTOMERS AND SUPPLIERS	12 Months Ended
Dec. 31, 2011
SIGNIFICANT CUSTOMERS AND SUPPLIERS [Abstract]
SIGNIFICANT CUSTOMERS AND SUPPLIERS
SIGNIFICANT CUSTOMERS AND SUPPLIERS

We did not have any customers that accounted for more than 10% of our revenues or any suppliers that accounted for more than 10% of our cost of goods sold in 2011, 2010 or 2009.

EMPLOYEE BENEFIT PLANS AND MULTI-EMPLOYER PENSION PLANS	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE BENEFIT PLANS AND MULTI-EMPLOYER PENSION PLANS
EMPLOYEE BENEFIT PLANS AND MULTI-EMPLOYER PENSION PLANS

Defined Contribution 401(k) Plan

We maintain a defined contribution 401(k) profit sharing plan for employees meeting various employment requirements. Eligible employees may contribute amounts up to the lesser of 15% of their annual compensation or the maximum amount IRS regulations permit. Through December 31, 2009, we matched 100% of employee contributions up to a maximum of 5% of their compensation. Effective January 1, 2010, we suspended matching contributions for 2010. Beginning January 1, 2011, we resumed matching and matched 100% of employee contributions up to a maximum of 2% of their compensation. We paid matching contributions of $0.6 million in 2011 and $2.5 million in 2009.
.
Multiemployer Pension Plans

Several of our subsidiaries are parties to various collective bargaining agreements with labor unions having multi-year terms that expire on a staggered basis. Under these agreements, our applicable subsidiaries pay specified wages to covered employees, observe designated workplace rules and make payments to multi-employer pension plans and employee benefit trusts rather than administering the funds on behalf of these employees. The risks of participating in these multiemployer pension plans are different from single-employer plans. Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. If we choose to stop participating in some of these multiemployer plans, we may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability. We did not have to record a liability in fiscal 2011 or 2010 for full and partial withdrawals from any multiemployer pension plans. For additional information regarding our potential future obligations, see Note 18.

In September 2011, the FASB issued guidance for disclosures of multiemployer pension and other postretirement benefit plans. The guidance requires an employer to provide additional quantitative and qualitative disclosures for these plans. The disclosures provide users with more detailed information about an employer’s participation in multiemployer pension plans. We adopted this guidance during 2011 and applied the requirements retrospectively for all periods presented.

The required disclosures and our participation in significant multiemployer pension plans are presented in the table below. The EIN/Pension Plan Number column provides the Employer Identification Number (“EIN”) and the three-digit plan number, if applicable. The Pension Protection Act zone status is based on information available from the plan or the plan’s public filings. Among other factors, plans in the red zone are generally less than 65 percent funded, plans in the yellow zone are less than 80 percent funded, and plans in the green zone are at least 80 percent funded. The FIP/RP Status Pending/Implemented column indicates plans for which a financial improvement plan (“FIP”) or a rehabilitation plan (“RP”) is either pending or has been implemented. The last column lists the expiration date(s) of the collective-bargaining agreements to which the plans are subject. Our contributions did not represent more than five percent of total contributions to any of the significant plans shown below based on the plan's 2011 annual report.

Pension Fund	EIN/ PPN	Pension Protection Act Zone Status	FIP/RP Status Pending/ Implemented	Contributions (in Thousands)			Surcharge Impose	Expiration Date of Collective Bargaining Agreement
		2011		2011	2010	2009
Western Conference Teamster Pension Plan	91-6145047/001	Green	No	$2,382	$2,261	$2,321	No	6/30/2013
Operating Engineers Pension Trust Fund	94-60907064/001	Green	No	511	426	430	No	6/30/2014
Local 282 Pension Trust Fund	11-6245313/001	Yellow	Yes	508	285	27	No	6/30/2016
Trucking Employees of New Jersey Pension Fund	22-6063701/001	Red	Yes	377	313	392	Yes	5/31/2013
Westchester Teamsters Pension Fund	13-6123973/001	Green	No	190	262	243	No	5/31/2014
Teamsters Local 445 Construction Division Pension Fund	22-1864489/001	Yellow	Yes	187	206	167	No	6/30/2014
Pension Fund of OE 825	22-6033380/001	Yellow	Yes	129	135	120	No	3/30/2016
Local No. 863 Pension Plan	22-1598194/001	Red	Yes	117	121	114	Yes	4/30/2013
Other	Various	Various	Various	347	304	220	Various	6/30/2012 to 6/30/2016
				$4,748	$4,313	$4,034

QUARTERLY SUMMARY (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY SUMMARY (unaudited)
QUARTERLY SUMMARY (unaudited)

		Successor
		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011:
Revenue		$79,312	$118,825	$134,348	$120,035
Net income (loss)		(24,714)	2,548	9,609	854
Net income (loss) per share-basic		(2.07)	0.21	0.80	0.07
Net income (loss) per share-diluted		$(2.07)	$0.21	$0.67	$0.07

	Predecessor			Successor
	First Quarter	Second Quarter	July 1, 2010 to Aug 31, 2010	Sept 1, 2010 to Sept 30, 2010	Fourth Quarter
	(in thousands, except per share data)
2010:
Revenue	$78,960	$118,003	$81,643	$37,382	$103,983
Net income (loss)	(25,247)	(14,629)	52,721	152	(5,906)
Net income (loss) per share	$(0.69)	$(0.40)	$1.44	$0.01	$(0.49)

		Predecessor
		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2009:
Revenue		$103,431	$119,249	$125,466	$101,008
Net loss		(9,454)	(3,994)	(58,060)	(16,730)
Net loss per share		$(0.26)	$(0.11)	$(1.60)	$(0.46)

During the fourth quarter of 2011, we reclassified $1.5 million of activity on the consolidated statement of cash flows to cash used in financing activities that had previously been included in cash used in investing activities in varying amounts during the first three quarters of 2011. This activity related to $0.7 million of principal note payments on the seller financed portion of the acquisition of assets in our west Texas market and a $0.8 million payment on the redemption of Superior. The amounts previously included in investing activities was approximately $1.3 million for the three months ended March 31, 2011, $1.4 million for the six months ended June 30, 2011 and $1.5 million for the nine months ended September 30, 2011. We will revise the classification for these 2011 periods during the first three quarters of 2012.